Exhibit 32.1

INSWEB CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Annual Report of InsWeb Corporation (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hussein A. Enan, Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                                                (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HUSSEIN A. ENAN
Hussein A. Enan
Chairman of the Board and Chief Executive Officer
Dated: March 25, 2005

                In connection with the Annual Report of InsWeb Corporation (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William D. Griffin, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                                                (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM D. GRIFFIN
William D. Griffin
Chief Financial Officer
Dated: March 25, 2005